                                                                     EXHIBIT 4.5

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                              KOHL'S CORPORATION

                                      AND

                             THE BANK OF NEW YORK,

                                    Trustee

                            _______________________


                         Second Supplemental Indenture

                           Dated as of March 8, 2001

                                      To

                                   Indenture

                         Dated as of December 1, 1995

                            _______________________



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

          SECOND SUPPLEMENTAL INDENTURE, dated as of March 8, 2001 (this "Second Supplemental Indenture"), between Kohl's Corporation, a corporation duly organized and existing under the laws of the State of Wisconsin (herein called the "Company"), having its principal office at N56 W17000 Ridgewood Drive, Menomonee Falls, Wisconsin 53051, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee") under the Indenture dated as of December 1, 1995 between the Company and the Trustee (the "Original Indenture").

                            Recitals of the Company

          The Company has executed and delivered the Original Indenture to the Trustee to provide for the issuance from time to time of its unsecured debentures, notes or other debt instruments (the "Securities"), to be issued in one or more series as provided in the Indenture.

          Pursuant to the terms of the Original Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its 6.3% Notes due 2011 (herein called the "Notes"), in this Second Supplemental Indenture.

          All things necessary to make this Second Supplemental Indenture a valid agreement of the Company have been done.

          Now, Therefore, This Second Supplemental Indenture Witnesseth:

          For consideration, the adequacy and sufficiency of which are hereby acknowledged by the parties hereto, each party agrees as follows, for the benefit of the other parties and for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                  ARTICLE ONE

                                 DEFINED TERMS

          Section 101. Defined Terms . Except as otherwise expressly provided in this Second Supplemental Indenture or in the form of Note or otherwise clearly required by the context hereof or thereof, all capitalized terms used and not defined herein or in said form of Note that are defined in the Original Indenture shall have the meanings assigned to them in the Original Indenture. The Original Indenture, as supplemented from time to time, including by this Second Supplemental Indenture, is hereafter referred to as the "Indenture". For all purposes of this Second Supplemental Indenture:

          "Closing Date" means March 8, 2001.

          "Commission" means the Securities and Exchange Commission.

          "Exchange Notes" means any securities of the Company containing terms identical to the Notes (except that such Exchange Notes shall be registered under the Securities Act and shall not include the restrictions on transfer) that are issued and exchanged for the Notes pursuant to the Registration Rights Agreement and the Indenture.

          "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

          "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Non-U.S. Person" means a person who is not a U.S. Person (as defined in Regulation S).

          "Notes" means any of the securities, as defined in the second paragraph of the recitals hereof, that are authenticated and delivered under the Indenture. For all purposes of the Indenture, the term "Notes" shall include the Notes initially issued on the Closing Date, any Exchange Notes to be issued and exchanged for any Notes pursuant to the Registration Rights Agreement and the Indenture and any other Notes issued after the Closing Date under the Indenture. For purposes of the Indenture, all Notes shall vote together as one series of Notes under the Indenture.

          "Private Placement Legend" has the meaning set forth in Section 601.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated March 8, 2001, between the Company and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Lehman Brothers Inc. and certain permitted assigns specified therein.

          "Registration Statement" means the Registration Statement as defined and described in the Registration Rights Agreement.

          "Regulation S" means Regulation S under the Securities Act.

          "Restricted Security" means any Note bearing the Private Placement Legend.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

                                  ARTICLE TWO

                              TERMS OF THE NOTES

          Section 201.  Establishment of the Notes.  There is hereby authorized
                        --------------------------

a series of Securities designated the 6.3% Notes due 2011, initially limited in aggregate principal amount to

$300,000,000 (except as provided in Section 2.3.2 of the Original Indenture, and except that the Company may issue additional Notes of this Series). The Notes shall be substantially in the form set forth in Exhibit A hereto and shall include the Private Placement Legend, until it is removed in accordance with
Section 601.

          Section 202. Terms of the Notes. The Stated Maturity of the Notes
                       ------------------
shall be March 1, 2011, and they shall bear interest at the rate of 6.3% per annum, from March 8, 2001 or from the most recent interest payment date to which interest has been paid or duly provided for, as the case may be, payable semiannually (to holders of record of the Notes at the close of business on the February 15 and August 15 immediately preceding the interest payment date) on March 1 and September 1, commencing September 1, 2001 until payment of the principal amount shall have been made or duly provided for.

          The principal of and interest on the Notes shall be payable at the office or agency of the Trustee in New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by wire transfer or by check mailed to the address of the Person entitled thereto as such address shall appear in the list of Securityholders.

          The Notes are redeemable prior to maturity as provided in Article Five hereof and shall not have the benefit of a sinking fund.

          The Notes shall rank equal with all other unsecured and unsubordinated debt of the Company.

          The Notes shall be subject to defeasance at the option of the Company as provided in Sections 8.3 and 8.4 of the Original Indenture.

          Section 203. Denominations. The Notes shall be issued in denominations
                       -------------
of $100,000 and integral multiples of $1,000.

          Section 204. Form. Notes offered and sold in reliance on Rule 144A
                       ----
shall be issued initially in the form of one or more permanent global Notes in registered form, substantially in the form set forth in Exhibit A (the "U.S. Global Notes"), registered in the name of the nominee of The Depository Trust Company (the "Depositary" or "DTC"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in Section 2.4 of the Original Indenture. The aggregate principal amount of the U.S. Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

          Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Notes in registered form substantially in the form set forth in Exhibit A (the "Offshore Global Notes"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in Section
2.4 of the Original Indenture. The aggregate principal amount of the Offshore Global

Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Notes offered and sold to Institutional Accredited Investors that are not QIBs (excluding non-U.S. Persons) shall be issued in the form of permanent certificated Notes in registered form substantially in the form set forth in Exhibit A (the "Physical Notes").

          The U.S. Global Notes and the Offshore Global Notes are sometimes referred to herein as the "Global Notes".

          The definitive Notes shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the Officers executing such Notes, as evidenced by their execution of such Notes.

                                 ARTICLE THREE

                                  AMENDMENTS

          Section 301. Article One of the Original Indenture shall be amended by deleting the definition of "Officer" in Section 1.1 and replacing it in its entirety with the following:

          "Officer" means the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, any Vice President, the Treasurer, the Secretary or the Controller of the Company."

                                 ARTICLE FOUR

                                  REDEMPTION

          Subject to the terms of Article Three of the Original Indenture, the Company shall have the right to redeem the Notes, in whole or in part, from time to time and at any time (such redemption, an "Optional Redemption", and the date thereof, the "Optional Redemption Date") upon at least 30 days' notice mailed to the registered address of each holder of the Notes, at a redemption price equal to the sum of (A) the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the Optional Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Treasury Rate plus twenty basis points, less the Applicable Accrued Interest Amount plus (B) the Applicable Accrued Interest Amount.

          "Applicable Accrued Interest Amount" means, at the Optional Redemption Date, the amount of interest accrued and unpaid from the prior interest payment date to the Optional Redemption Date on the Notes subject to the Optional Redemption computed on the basis of a 360-day year of twelve 30-day months.

          "Comparable Treasury Issue" means the United States Treasury security, selected by a Reference Treasury Dealer appointed by the Company, as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed pursuant to the Optional Redemption.

          "Comparable Treasury Price" means, with respect to the Optional Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than five Reference Treasury Dealer Quotations, the average of all quotations.

          "Reference Treasury Dealer" means any nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such Optional Redemption Date.

          "Remaining Scheduled Payments" means, for each Note to be redeemed, the remaining scheduled payments of principal and interest on that Note that would be due after the related Optional Redemption Date but for that Optional Redemption. If the Optional Redemption Date is not an interest payment date with respect to that Note, the amount of the next succeeding scheduled interest payment on that Note will be reduced by the amount of interest accrued on the Note to the Optional Redemption Date.

          "Treasury Rate" means, with respect to the Optional Redemption Date (if any), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.

                                 ARTICLE FIVE

                            ORIGINAL ISSUE OF NOTES

          Section 501. Notes in the aggregate principal amount of $300,000,000, or in such additional principal amount as the Company may issue pursuant to
Section 201 of this Second Supplemental Indenture, may, upon execution of this Second Supplemental Indenture, or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes upon a Company Order without any further action by the Company.

          Section 502. Exchange Notes. Exchange Notes may from time to time be
                       --------------
executed by the Company and delivered to the Trustee for authentication and the Trustee shall thereupon authenticate and deliver said Exchange Notes, upon cancellation of an equal amount of Restricted Securities tendered in exchange, upon a Company Order without further action by the Company.

                                  ARTICLE SIX

                          SPECIAL TRANSFER PROVISIONS

          Section 601. Legend on Restricted Securities. Upon the transfer,
                       -------------------------------
exchange or replacement of Notes not bearing the private placement legend set forth on the face of the Notes (the "Private Placement Legend"), the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of any Note bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless and until (i) such Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (ii) with respect to the Offshore Global Notes
(A) at least the 41st day after the Closing Date and (B) receipt by the Company and the Trustee of a certificate substantially in the form of Appendix B hereto,
(iii) the circumstances contemplated by paragraph (b)(i)(x) or (d)(i) of Section 603 exist or (iv) there is delivered to the Registrar an opinion of counsel acceptable to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the Securities Act.

          Section 602. Book-Entry Provisions for Global Notes (i) be registered
                       --------------------------------------
in the name of the Depositary for such Global Notes or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends, in addition to the Private Placement Legend, as set forth on the face of the form of the Note.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Note.

          (b)  Transfers of a Global Note shall be limited as specified in
Section 2.15.2 of the Original Indenture and the provisions of Section 603. Interests of beneficial owners in Global Notes may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section
603. In addition, Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Notes or Offshore Global Notes, as the case may be, as specified in Section 2.15.2 of the Original Indenture.

          (c) Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in such other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

          (d) In connection with any transfer of a portion of the beneficial interests in a Global Note to beneficial owners pursuant to paragraph (b) of this Section 602, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in such Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

          (e) In connection with the transfer of the U.S. Global Notes or the Offshore Global Notes, in whole, to beneficial owners pursuant to paragraph (b) of this Section 602, the U.S. Global Notes or Offshore Global Notes, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Notes or Offshore Global Notes, as the case may be, an equal aggregate principal amount of Physical Notes of authorized denominations.

          (f) Any Physical Note delivered in exchange for an interest in the U.S. Global Notes pursuant to paragraph (b), (d) or (e) of this Section 602 shall, except as otherwise provided by Section 601, bear the Private Placement Legend.

          (g) The registered holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

          Section 603. (a) Transfers to QIBs. The following provisions shall
                           -----------------
apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Security to a qualified institutional buyer as defined in Rule 144A (a "QIB"):

          (i) If the Note to be transferred consists of (x) Physical Notes, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Notes, the transfer of such interest may be effected through the book entry system maintained by the Depositary; and

          (ii) (a) If the proposed transferee is an Agent Member and the Notes to be transferred consist of Physical Notes which after transfer are to be evidenced by an interest in the U.S. Global Notes, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Notes in an amount equal to the principal amount of the Physical Notes to be transferred, and the Trustee shall cancel the Physical Notes so transferred and (b)(1) if the proposed transferor is an Agent Member holding a beneficial interest in the Offshore Global Notes, upon receipt by the Registrar of instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Offshore Global Notes in an amount equal to the principal amount of the beneficial interest in the Offshore Global Notes to be transferred, and (b)(2) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Notes in an amount equal to the principal amount of the Offshore Global Notes to be transferred and the Trustee shall decrease the amount of the Offshore Global Notes.

          (b)  Transfers to Non-QIB Institutional Accredited Investors. The
               -------------------------------------------------------
following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons):

          (i) The Registrar shall register the transfer of any Note, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act as in effect with respect to such transfer or (y) the proposed transferee has delivered to the Registrar (A) a certificate substantially in the form of Appendix A hereto and (B) an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act.

          (ii) If the proposed transferor is an Agent Member holding a beneficial interest in a Global Note, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

          (c)    Transfers of Interests in the Offshore Global Notes.  The
                 ---------------------------------------------------
following provisions shall apply with respect to any transfer of interests in Offshore Global Notes:

          (i) until the expiration of the 40-day distribution compliance period within the meaning of Rule 903 of Regulation S, any offer or sale of interests in the Offshore Global Note shall be made (a) outside the United States in compliance with Rule 903 or 904 under the Securities Act or to a QIB in compliance with Rule 144A and (b) in accordance with all applicable securities laws of the states of the United States or any other applicable jurisdiction;

          (ii) prior to the removal of the Private Placement Legend from the Offshore Global Notes pursuant to Section 601, the Registrar shall refuse to register such transfer unless such transfer complies with Section 603(c)(i); and

          (iii) after such removal, the Registrar shall register the transfer of any such Note without requiring any additional certification.

          (d)    Transfers to Non-U.S. Persons at Any Time.  The following
                 -----------------------------------------
     provisions shall apply with respect to any transfer of a Restricted Security to a Non-U.S. Person:

          (i) The Registrar shall register any proposed transfer to any Non-U.S. Person if (A) the Note to be transferred is a Physical Note or an interest in the U.S. Global Notes, and (B) the proposed transferor has delivered to the Registrar a certificate substantially in the form of Appendix B hereto and (C) the proposed transferee has delivered to the Registrar an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act.

          (ii) (a) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Notes, upon receipt by the Registrar of (x) the documents, required by paragraph (i) and (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Notes in an amount equal to the principal amount of the beneficial interest in the U.S. Global Notes to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Notes in an amount equal to the principal amount of the Physical Notes or the U.S. Global Notes, as the case may be, to be transferred, and the Trustee shall cancel the Physical Note, if any, so transferred or decrease the amount of the U.S. Global Notes.

          Section 604. General.  By its acceptance of any Note bearing the
                       -------
Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in the Indenture and in such legend and agrees that it will transfer such Note only as provided in the Indenture.

          The Registrar shall not register the transfer of any Note unless such transfer complies with the restrictions on transfer set forth in the Indenture. The Registrar shall retain, in accordance with its customary procedures, copies of all letters, notices and other written communications received pursuant to this Section 604. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                 ARTICLE SEVEN

                               SUNDRY PROVISIONS

          Section 701. No exchange of Notes for Exchange Notes pursuant to
Section 2.8 of the Original Indenture shall occur until a Registration Statement shall have been declared effective by the Commission and any Notes that are exchanged for Exchange Notes shall be canceled by the Trustee.

          Section 702. The Original Indenture, as supplemented by this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          In Witness Whereof, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

                                       KOHL'S CORPORATION



                                       By:  /s/ R. Lawrence Montgomery
                                          -------------------------------
                                          Name: R. Lawrence Montgomery
                                          Title Chief Executive Officer



                                       THE BANK OF NEW YORK,
                                           as Trustee



                                       By:  /s/ Barbara A. Bevelaqua
                                          -------------------------------
                                          Name: Barbara A. Bevelaqua
                                          Title Vice President

                                                                       EXHIBIT A
                                                                       ---------

                                [FORM OF NOTE]

[Each Global Security, whether or not an Exchange Note, shall bear the following legend: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Kohl's Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or to such other entity or in such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

[Any Global Security issued hereunder shall bear a legend in substantially the following form: This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary by a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.]

[Private Placement Legend: THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) or (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR" FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER

SUCH NOTE PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS NOTE) AND THE LAST DATE ON WHICH KOHL'S CORPORATION OR ANY AFFILIATE OF KOHL'S CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO KOHL'S CORPORATION OR ANY SUBSIDIARY THEREOF,
(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING AND CONSISTENT WITH THE TERMS AND CONDITIONS OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1),
(2), (3) or (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR" FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS
NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT KOHL'S CORPORATION, AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO KOHL'S CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES", "OFFSHORE TRANSACTION" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

[Each Offshore Global Note shall bear the following legend: PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF

REGULATION S, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.]

                              KOHL'S CORPORATION

                              6.3% Notes Due 2011

                                                             CUSIP No. _________
No. _____

                                                                       $
                                                                Principal Amount

          Kohl's Corporation, a corporation duly organized and existing under the laws of the State of Wisconsin (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________] [Cede & Co.] or registered
assigns, the principal sum of       ($     ) on March 1, 2011, and to pay
interest thereon semiannually (to holders of record of the Notes at the close of business on the February 15 and August 15 immediately preceding the interest payment date) on March 1 and September 1 in each year, commencing September 1, 2001, at the rate of 6.3% per annum, until the principal hereof is paid or made available for payment.

          The interest so payable, and punctually paid or duly provided for, on any interest payment date, as provided in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the February 15 or August 15 (whether or not a business day), as the case may be, next preceding such interest payment date. If the Company defaults in a payment of interest, it will pay the defaulted interest plus, to the extent permitted by law, any interest payable on the defaulted interest, to the persons who are Securityholders on a subsequent special record date, determined in accordance with the Indenture. The Company may pay the defaulted interest in any other lawful manner.

          The statements set forth in the restrictive legend above are an integral part of the terms of this Note and by acceptance hereof each holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

          Payments of principal and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by wire transfer or by check mailed on or prior to an interest payment date to the address of the Person entitled thereto as such address shall appear in the list of Securityholders.

          Any payment of this Note due on any day which is not a business day in New York, New York need not be made on such day, but may be made on the next succeeding business day with the same force and effect as if made on the due date and no interest shall accrue for the period from and after such date, unless such payment is a payment at maturity or upon redemption, in which case interest shall accrue thereon at the stated rate for such additional days.

          This Note is one of a duly authorized issue of securities of the Company, designated 6.3% Notes due 2011 (the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of December 1, 1995, as supplemented by the Second Supplemental Indenture, dated as of March 8, 2001 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of a series designated on the face hereof, issued initially in the aggregate principal amount of $300,000,000.

          [INCLUDE IF SECURITY IS A GLOBAL NOTE -- This Note is a "book-entry" Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $100,000 and integral multiples of $1,000. As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.]

          The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of March 8, 2001. In the event that (i) the Company fails to file an Exchange Offer Registration Statement with respect to the Notes with the Commission on or prior to the 135th calendar day following the Closing Date, (ii) the Commission does not declare such Exchange Offer Registration Statement effective on or prior to the 180th calendar day following the Closing Date, (iii) the Exchange Offer is not consummated on or prior to the 45th calendar day following the effective date of the Exchange Offer Registration Statement or (iv) if required, a Shelf Registration Statement with respect to the Notes is not declared effective by the Commission on or prior to the 210th calendar day following the Closing Date (each, a "Registration Default"), the per annum interest rate borne by the Notes shall be increased by one-quarter of one percent (0.25%) per annum from the end of the applicable period giving rise to such Registration Default. The interest rate borne by the Notes will be increased by an additional one-quarter of one percent (0.25%) per annum for each subsequent 90-day period (or portion thereof) during which any such Registration Default continues up to a maximum aggregate increase in the annual interest rate of one-half of one percent (0.50%) per annum. Following the cure of all Registration Defaults, the interest rate borne by the Notes shall be reduced to the original interest rate borne by the Notes. No increase in the rate shall be payable for any period during which a Shelf Registration is effective. All accrued additional interest shall be paid to Holders by the Company in the same manner as interest is paid pursuant to the Indenture. All terms used in this Note that are defined in the Registration Rights Agreement shall have the meanings assigned to them in the Registration Rights Agreement.

          The Notes do not have the benefit of any sinking fund obligations.

          Subject to the terms of Article Three of the Indenture, the Company shall have the right to redeem the Notes, in whole or in part, from time to time and at any time (such redemption, an "Optional Redemption", and the date thereof, the "Optional Redemption Date") upon at least 30 days' notice mailed to the registered address of each holder of the Notes, at a redemption price equal to the sum of (A) the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the Optional Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Treasury Rate plus twenty basis points, less the Applicable Accrued Interest Amount plus (B) the Applicable Accrued Interest Amount.

          "Applicable Accrued Interest Amount" means, at the Optional Redemption Date, the amount of interest accrued and unpaid from the prior interest payment date to the Optional Redemption Date on the Notes subject to the Optional Redemption determined at the rate per annum, computed on the basis of a 360-day year of twelve 30-day months.

          "Comparable Treasury Issue" means the United States Treasury security, selected by a Reference Treasury Dealer appointed by the Company, as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed pursuant to the Optional Redemption.

          "Comparable Treasury Price" means, with respect to the Optional Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than five Reference Treasury Dealer Quotations, the average of all quotations.

          "Reference Treasury Dealer" means any nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such Optional Redemption Date.

          "Remaining Scheduled Payments" means, for each Note to be redeemed, the remaining scheduled payments of principal and interest on that Note that would be due after the related Optional Redemption Date but for that Optional Redemption. If the Optional Redemption Date is not an interest payment date with respect to that Note, the amount of the next succeeding scheduled interest payment on that Note will be reduced by the amount of interest accrued on the Note to the Optional Redemption Date.

          "Treasury Rate" means, with respect to the Optional Redemption Date (if any), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.

          If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          [INCLUDE IF SECURITY IS A GLOBAL SECURITY -- In the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, repurchase or conversion of this Note in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.]

          [INCLUDE IF SECURITY IS A RESTRICTED SECURITY -- Subject to certain limitations in the Indenture, at any time when the Company is not subject to
Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder, to the extent required to permit compliance by any such Holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).]

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least 66% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the

Holders of all Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Notes for the enforcement of any payment of principal hereof or any interest hereon on or after the respective due dates expressed herein.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Notes is registrable upon surrender of this Note to the Registrar, for registration of transfer duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

          The Notes of this Series are issuable only in fully registered form without coupons in denominations of $100,000 and any integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes of this Series are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

          Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

          The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common

     TEN ENT -- as tenants by the entireties

     JT TEN -- as joint tenants with right of survivorship and not as tenants in common.

     UNIF GIFT MIN ACT -- ______________ Custodian _____________
                            (Cust)                     (Minor)


                          under the Uniform Gifts to Minors Act

                          ______________________________________
                                              (State)

Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________

____________________________________

_______________________________________________________________________________

_______________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________________
attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Date:_____


                                  _____________________________________________
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the within instrument in ever particular, without alteration or enlargement, or any change whatsoever.

                    [THE FOLLOWING PROVISION TO BE INCLUDED
                      ON ALL NOTES THAT HAVE THE PRIVATE
                               PLACEMENT LEGEND]

          In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[_]   (a)  this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or
                                       --

[_]   (b)  this Note is being transferred other than in accordance with (a)
           above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 603 of the Indenture shall have been satisfied.


Date:_______                      ______________________________________________
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Date:____                         ______________________________________________
                                  NOTICE: To be executed by an executive officer

          In Witness Whereof, the Company has caused this instrument to be duly executed

Dated:                                                    KOHL'S CORPORATION

                                                          By:_________________
                                                              Name:
                                                              Title:

Attest:


____________________________________________
Name:
Title:


TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This is one of the Securities of the Series originated therein referred to in the within-mentioned Indenture.


THE BANK OF NEW YORK,
as Trustee


By:_________________________________________
     Authorized Officer

                                                                      APPENDIX A
                                                                      ----------

                           Form of Certificate to Be
                          Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors
                   -----------------------------------------

                                                      ____________________, ____

The Bank of New York
101 Barclay Street 21W
New York, New York 10286
Attention: Corporate Trust Trustee Administration

                 Re: Kohl's Corporation (the "Company")
                 6.3% Notes due March 1, 2011, (the "Notes")_____
                 ------------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed purchase of $_________ aggregate principal amount of the 6.3% Notes due 2011 (the "Notes") of Kohl's Corporation, a Wisconsin corporation ("Kohl's"), we confirm that:

          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or other applicable securities law and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          2. We understand and acknowledge that the Notes have not been registered under the Securities Act or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom, or in a transaction not subject thereto, and in each case in compliance with the conditions for transfer set forth below. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the date of original issue and the last date on which Kohl's or any affiliate of Kohl's was the owner of such Notes (or any predecessor thereto) and (y) such later date, if any, as may be required by applicable law (the "Resale Restriction Termination Date") only
     (a) to Kohl's or any of Kohl's subsidiaries, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "Qualified Institutional Buyer" within the meaning of Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons in an offshore transaction within the meaning and consistent with the terms and conditions of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2),(3) or (7) of Rule 501 under the Securities Act that is acquiring the Notes for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state or other securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver to the trustee (the "Trustee") a letter from the transferee substantially in the form of this letter, which shall provide, among other things, that the transferee is a person or entity as defined in paragraph 1 of this letter and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Notes pursuant to clauses (d), (e) or (f) above prior to the Resale Restriction Termination Date to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to Kohl's and the Trustee.

          3. We are acquiring the Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

          4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                         Very truly yours,


                                         By:      (Name of Purchaser)
                                            ---------------------------------

                                         Date:
                                              -------------------------------

          Upon transfer the Notes would be registered in the name of the new beneficial owner as follows:

                                                    Taxpayer ID
     Name                     Address                  Number
     ----                     -------              -------------

                                                                      APPENDIX B
                                                                      ----------

                    Form of Certificate to Be Delivered in
              Connection with Transfers Pursuant to Regulation S
              --------------------------------------------------
                                                                  ________, ____

Kohl's Corporation
c/o The Bank of New York
101 Barclay Street 21W
New York, New York 10286
Attention:  Corporate Trust Trustee Administration

                    Re:  Kohl's Corporation (the "Company")
                    6.3% Notes due 2011 (the "Notes")_____
                    --------------------------------------

Dear Sirs:

          In connection with our proposed sale of U.S.$__________________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933 and, accordingly, we represent that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

          (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                               Very truly yours,

                                               [Name of Transferor]

                                               By:
                                                  --------------------------
                                                  Authorized Signature